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                                 --------------------
                           REGISTRATION STATEMENT UNDER THE
                                SECURITIES ACT OF 1933
                                 --------------------

                                      FORM 8-K/A

                                    CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported) March 1, 1999


                                 USA TALKS.COM, INC.
                  (Exact Name of Registrant as Specified in Charter)


               Nevada                             93-0915593
(Jurisdiction of Incorporation                    (I.R.S. Employer
 or Organization)                                 Identification Number)



                        4180 LA JOLLA VILLAGE DRIVE, SUITE 570
                             LA JOLLA, CALIFORNIA  92037
                                     619-546-0550
                       (Address of Principal Executive Offices)


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SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   USA Talks.com, Inc.




Dated:  March 17, 1999             By /s/ William H. Ervine, Jr.
                                     -------------------------------------
                                      William H. Ervine, Jr.,
                                      President




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ITEM  7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
   No.         Exhibit
-------        -------

16             Letter re change in certifying accountants